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                                                             Exhibit 10(iii)A(a)




                                 March 21, 1996




Erwin Zaban
3374 Old Plantation Road, N.W.
Atlanta, Georgia   30327

Dear Erwin:

This letter amends your consulting agreement with National Service Industries, Inc. dated December 30, 1991, in accordance with action taken by the Board of Directors at its meeting yesterday.

The original term of the consulting agreement was three years. Because the agreement was suspended while you served as an officer of the Corporation from October, 1992 until September, 1994, the original term was scheduled to expire in October, 1996.

The term of the consulting agreement is hereby extended through December 30, 1996. The consulting fees and other terms of the agreement remain unchanged.

                                   Sincerely,




                                   /s/ James S. Balloun
                                   James S. Balloun


AGREED TO AND ACCEPTED
AS OF MARCH 21, 1996:



/s/ Erwin Zaban
ERWIN ZABAN